UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

NEUPHORIA THERAPEUTICS INC.

(Name of Registrant as Specified in Its Charter)

LYNX1 MASTER FUND LP

LYNX1 CAPITAL MANAGEMENT LP

WESTON NICHOLS

NATHALI PARTYKA ZAMORA

STEPHEN DOBERSTEIN

KIMBERLY SMITH

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LYNX1 MASTER FUND LP

November 24, 2025

Dear Fellow Neuphoria Stockholder:

Lynx1 Master Fund LP, together with its affiliates, (collectively, “Lynx1”, “we”, “our”or “us”) is the beneficial owner of 875,328 shares of common stock, $0.00001 par value per share, (“Common Stock”) representing approximately 16.3%1 of the issued and outstanding shares of Common Stock of Neuphoria Therapeutics Inc., a Delaware corporation, (“Neuphoria” or the “Company”) making us the Company’s largest stockholder. We have made significant investments in Neuphoria since January 2023 and remain committed, engaged investors because we recognize the strong potential for value creation rooted in the quality of the Company’s assets.

On November 10, 2025, we delivered a letter to the board of directors of the Company (the “Board”) that contained a non-binding proposal (the “Initial Proposal”) to acquire, through one or more of our affiliates, all of the outstanding shares of the Company’s Common Stock for a price of $5.20 per share, which represents a premium of approximately 27% over the $4.10 closing stock price of the Common Stock on November 7, 2025, the last full trading day prior to the submission of the Initial Proposal, in an all-cash transaction. On November 18, 2025, we were forced to withdraw the Initial Proposal following recent actions taken by the Board that have dramatically altered—and if they persist, will continue to alter—the Company’s capital structure and balance sheet. While we remain highly interested in acquiring Neuphoria or a select royalty asset of the Company and fully committed to the economics of the Initial Proposal, it has become impossible to recalculate an appropriate bid for the Company in light of the ongoing transformation of the Company’s balance sheet. As such, realizing the value reflected in the Initial Proposal, or in another transaction that will maximize the value of the Company, will require a Board that is fully aligned with stockholders and committed to urgently evaluating all strategic alternatives. We believe that Neuphoria stockholders should demand accountability and support these changes to the Board to ensure that the Company has new and independent representation on the Board to oversee the strategic review process and the resulting transformation of the Company. To advance this goal, we have nominated two highly qualified independent director candidates (the “Lynx1 Nominees”) for election to the Board at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”).

The Company has nominated two Class I directors for election at the 2025 Annual Meeting, each to hold office for a three-year term expiring at the Company’s 2028 annual meeting of stockholders. Through the attached proxy statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect the two Lynx1 Nominees as Class I directors. Our independent director candidates—Stephen Doberstein and Kimberly Smith—have decades of experience in biotechnology, operations, finance and corporate governance and will be immediately additive to the Board. With their strong backgrounds as investors and R&D leaders, Dr. Doberstein and Ms. Smith are uniquely qualified to evaluate and identify the most promising strategic opportunities—a process for which the current Board lacks the ideal expertise. Both Dr. Doberstein and Ms. Smith are fully independent of Lynx1, with no agreements, arrangements or understandings with Lynx1, ensuring they will exercise objective, well-reasoned judgment in the best interest of all stockholders. If elected, the Lynx1 Nominees will help ensure that the Board pursues an objective review of all strategic paths available to advance the Company’s commitment to the treatment of its patients while maximizing stockholder value.

Lynx1 and the Company will each be using a universal proxy card for voting on the election of directors at the 2025 Annual Meeting, which will include all nominees for election to the Board. We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts and vote by following the instructions on the enclosed BLUE universal proxy card to vote “FOR” the two Lynx1 Nominees and “WITHHOLD” on the two Company nominees. The attached proxy statement and the enclosed BLUE universal proxy card are first being furnished to the stockholders on or about November 24, 2025.

[1]	Based on 5,377,329 shares of Common Stock outstanding as disclosed in the Company’s quarterly report on Form 10-Q, filed with the SEC on November 14, 2025.

We strongly believe that stockholders will benefit from a meaningfully reconstituted Board that includes the addition of two new independent directors with industry experience and a shared objective of enhancing value for the benefit of all Neuphoria stockholders.

If you vote using a proxy card other than the enclosed BLUE universal proxy card and wish to change your vote, you have every right to change your vote by voting the enclosed BLUE universal proxy card.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Weston Nichols
Lynx1 Master Fund LP

Okapi Partners LLC is assisting Lynx1 with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares, please contact:

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Stockholders and All Others Call Toll-Free: (877) 629-6356

E-mail: info@okapipartners.com

ANNUAL MEETING OF STOCKHOLDERS

OF

NEUPHORIA THERAPEUTICS INC.

PROXY STATEMENT

OF

LYNX1 MASTER FUND LP

PLEASE VOTE THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY “FOR” ALL OF THE LYNX1 NOMINEES AND VOTE “WITHHOLD” ON THE COMPANY NOMINEES

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY THE COMPANY

YOU CAN VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE

Lynx1 Master Fund LP, a Cayman Islands exempted limited partnership, (together with Lynx1 Capital Management LP and any other affiliated funds named herein, “Lynx1”, “we”, “our” or “us”) is furnishing this proxy statement (this “Proxy Statement”) and the enclosed BLUE universal proxy card to holders of common stock, $0.00001 par value per share, (“Common Stock”) of Neuphoria Therapeutics Inc., a Delaware corporation, (“Neuphoria” or the “Company”) for the solicitation of proxies in connection with the Company’s 2025 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2025 Annual Meeting”). The 2025 Annual Meeting is scheduled to be held in a virtual format on December 12, 2025, at such time and place to be determined by the Company.2 This Proxy Statement and the enclosed BLUE universal proxy card are first being furnished to stockholders on or about November 24, 2025.

We believe Neuphoria stockholders should promote accountability and support thoughtful, constructive enhancements to the board of directors of the Company (the “Board”) to ensure that the right leadership, oversight and strategic focus are in place to fully realize the value of Neuphoria’s assets, unlock the Company’s full potential and position it for long-term success. To advance these goals, we have nominated two highly qualified independent director candidates for election to the Board at the 2025 Annual Meeting, who we believe would work constructively with their fellow incumbent Neuphoria directors to strengthen trust with investors and help the Company maximize the value of its assets in the long term. At the 2025 Annual Meeting, stockholders will have an opportunity to:

1.

elect Lynx1’s independent director nominees, Stephen Doberstein and Kimberly Smith, (each, a “Lynx1 Nominee” and together, the “Lynx1 Nominees”) as Class I directors to hold office for a three-year term expiring at the Company’s 2028 annual meeting of stockholders;

2.	ratify the appointment of the Company’s independent registered public accounting firm, Wolf & Company P.C. (“Wolf & Company”), for the fiscal year ending June 30, 2026;

3.	approve (on a non-binding advisory basis) the compensation of the Company’s named executive officers;

[2]

As of the date of this Proxy Statement, the Company’s definitive proxy statement relating to the 2025 Annual Meeting has not yet been filed with the SEC. Accordingly, we have omitted certain information from this Proxy Statement that is not yet publicly available, including, without limitation, the time and place of the 2025 Annual Meeting, the deadline to vote in connection with the 2025 Annual Meeting and the web link and deadline to pre-register for the 2025 Annual Meeting, which we expect to be included in the definitive proxy statement of the Company relating to the 2025 Annual Meeting. Once the Company publicly discloses this information, Lynx1 intends to supplement this Proxy Statement to disclose such information and make any other necessary updates and file such materials with the SEC.

4.	approve (on a non-binding advisory basis) the frequency of holding an advisory vote on the compensation of the Company’s named executive officers in future years; and

5.	consider any other matter that properly comes before the 2025 Annual Meeting.

Through this Proxy Statement and the enclosed BLUE universal proxy card, we are soliciting proxies to elect the Lynx1 Nominees.

Your vote to elect the Lynx1 Nominees will have the legal effect of replacing the same number of incumbent directors. If elected, the Lynx1 Nominees, subject to their fiduciary duties as directors, will seek to work constructively with the other members of the Board to enhance stockholder value. However, the Lynx1 Nominees will constitute a minority of the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary at Neuphoria. There is no assurance that either of the Company’s nominees will serve as directors if one of the Lynx1 Nominees is elected. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s preliminary proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on November 12, 2025 (the “Company Proxy Statement”).

IF YOU MARK FEWER THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO LYNX1 NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

As of the date hereof, Lynx1 and Mr. Weston Nichols, Lynx1’s Managing Partner, beneficially own 875,328 shares of Common Stock (the “Lynx1 Group Shares”); Lynx1 notes, however, that the other Participants (as defined below) do not beneficially own any shares of Common Stock. Lynx1 intends to vote the Lynx1 Group Shares “FOR” the election of the Lynx1 Nominees, “FOR” the ratification of the appointment of Wolf & Company, “AGAINST” the advisory approval of executive compensation and “1 YEAR” on the advisory vote on the frequency of future advisory votes on executive compensation.

While we currently intend to vote all of the Lynx1 Group Shares in favor of the election of each of the Lynx1 Nominees, we reserve the right to vote some or all of the Lynx1 Group Shares as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Lynx1 Group Shares in a different manner than what we are otherwise recommending in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Lynx1 Nominees would be elected at the 2025 Annual Meeting and that by voting the Lynx1 Group Shares in a different manner, we could help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand that all shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted at the 2025 Annual Meeting as marked.

The Company is responsible for setting the record date for determining the stockholders entitled to vote at the 2025 Annual Meeting (the “Purported Record Date”), which it has purported to set for the close of business on October 15, 2025. Each share of Common Stock is entitled to one vote for each of the proposals to be voted on. The principal executive offices of the Company are located at 100 Summit Drive, Burlington, Massachusetts 01803. According to the Company Proxy Statement, as of the close of business on the Purported Record Date, there were 2,357,613 shares of Common Stock outstanding and entitled to vote at the 2025 Annual Meeting. While the Company has asserted that October 15, 2025 is the record date for the 2025 Annual Meeting, Lynx1 believes that the Purported Record Date was not set in compliance with applicable law and a new record date should be established.

THIS SOLICITATION IS BEING MADE BY LYNX1 AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2025 ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH LYNX1 IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2025 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

LYNX1 URGES YOU TO VOTE THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY “FOR” THE ELECTION OF THE LYNX1 NOMINEES—BY INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY VOTING THE ENCLOSED BLUE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE 2025 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2025 ANNUAL MEETING OR BY VOTING IN PERSON VIRTUALLY AT THE 2025 ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting:

The proxy materials are available at:

www.sec.gov

IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to vote “FOR” the election of the Lynx1 Nominees and in accordance with Lynx1’s recommendations on the other proposals on the agenda for the 2025 Annual Meeting by following the instructions on the enclosed BLUE universal proxy card.

•

If your shares of Common Stock are registered in your own name, please vote (i) through the Internet by following the instructions on the enclosed BLUE universal proxy card; (ii) by telephone by calling (877) 629-6356; or (iii) by signing and dating the enclosed BLUE universal proxy card and returning it to Lynx1, c/o Okapi Partners LLC (“Okapi Partners”), in the enclosed postage-paid envelope today.

•

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, in order to vote your shares in person virtually at the 2025 Annual Meeting, you may need to obtain a legal proxy from the broker or bank giving you the right to vote the shares.

•

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or the Internet. Please refer to the enclosed BLUE voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

•

You may vote your shares virtually at the 2025 Annual Meeting. Even if you plan to attend the 2025 Annual Meeting virtually, we recommend that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the 2025 Annual Meeting.

Only your latest dated proxy card will count. Because Lynx1 is using a universal proxy card containing all of the Lynx1 Nominees, as well as the Company nominees, there is no need to use any other proxy card regardless of how you propose to vote. LYNX1 STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORMS THAT YOU MAY RECEIVE FROM THE COMPANY. If you vote the white management proxy card, it will revoke any proxy card you may have previously sent to us, so please make certain that the latest dated proxy card you vote is the BLUE universal proxy card.

Okapi Partners is assisting Lynx1 with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Stockholders and All Others Call Toll-Free: (877) 629-6356

E-mail: info@okapipartners.com

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a stockholder and the answers to those questions. The following is not a substitute for the information contained in this Proxy Statement and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. We urge you to read this Proxy Statement carefully and in its entirety.

Why did you provide me with this Proxy Statement?

We provided you with this Proxy Statement because you are a holder of shares of Common Stock as of the Purported Record Date and we are soliciting your proxy to vote your shares of Common Stock at the 2025 Annual Meeting. For more information on the Participants in Lynx1’s solicitation, please see the section herein entitled “ADDITIONAL PARTICIPANT INFORMATION”.

Who is making this solicitation?

The solicitation is being made by Lynx1 and the other Participants in this solicitation. Lynx1 Capital is a Delaware limited partnership. Lynx1 is an investment firm, with its principal business focused on investments in U.S. public and private biotechnology companies using a long-only equity strategy with an emphasis on companies leveraging technological breakthroughs in human health. Mr. Weston Nichols is the Managing Partner of Lynx1.

What are we asking you to vote for?

We are seeking your support at the 2025 Annual Meeting to elect the Lynx1 Nominees to the Board in opposition to the Company’s director nominees.

In addition to the election of directors, there are three other proposals being presented for stockholder approval at the 2025 Annual Meeting. Please see the sections herein entitled “PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”, “PROPOSAL NO. 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION” and “PROPOSAL NO. 4: NON-BINDING ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE” for more about each of these proposals and our recommendations for how you vote.

Why are we soliciting your vote?

We believe Neuphoria stockholders should promote accountability and support thoughtful, constructive enhancements to the Board to ensure that the right leadership, oversight and strategic focus are in place to fully realize the value of Neuphoria’s assets, unlock the Company’s full potential and position it for long-term success. To advance these goals, we have nominated two highly qualified independent director candidates for election to the Board at the 2025 Annual Meeting, who would work constructively with their fellow incumbent Neuphoria directors to strengthen trust with investors and help the Company realize the full value of its assets and long-term potential. We urge the stockholders to support us in this effort by voting “FOR” the election of the Lynx1 Nominees on the BLUE universal proxy card provided with this Proxy Statement.

Who are the Lynx1 Nominees?

At the 2025 Annual Meeting, we are seeking to elect Stephen Doberstein, the former Chief Scientific Officer and Chief Research & Development Officer at Nektar Therapeutics Corp. (Nasdaq: NKTR), and Kimberly Smith, founder and Chief Investment Officer of Ausangate Capital Fund, LP, a variable-net biotechnology-focused hedge fund. With their strong backgrounds as investors and R&D leaders, Dr. Doberstein and Ms. Smith are uniquely qualified to evaluate and identify the most promising strategic opportunities—a process for which the current Board lacks the ideal expertise. Both Dr. Doberstein and Ms. Smith are fully independent of Lynx1, with no agreements, arrangements or understandings with Lynx1, ensuring they will exercise objective, well-reasoned judgment in the best interest of all stockholders. If elected, we believe the Lynx1 Nominees will not only strengthen the Board, but also provide the insights, guidance and expertise necessary to help the Company navigate the challenges associated with its evaluation of strategic alternatives. For more information on the Lynx1 Nominees, please see the section herein entitled “PROPOSAL NO. 1: ELECTION OF DIRECTORS.”

Who is entitled to vote at the 2025 Annual Meeting and how many votes do you have?

The Company is responsible for setting the record date for determining the stockholders entitled to vote at the 2025 Annual Meeting, which it has purported to set for the close of business on October 15, 2025. Each share of Common Stock is entitled to one vote on each of the proposals to be voted on.

Only stockholders of record on the Purported Record Date are entitled to notice of, and to vote at, the 2025 Annual Meeting. Stockholders who have sold their shares of Common Stock before the Purported Record Date (or acquired shares of Common Stock after the Purported Record Date) may not vote such shares of Common Stock. Stockholders of record on the Purported Record Date will retain their voting rights in connection with the 2025 Annual Meeting even if they sold such shares of Common Stock after the Purported Record Date.

According to the Company Proxy Statement, as of the close of business on the Purported Record Date, there were 2,357,613 shares of Common Stock issued and outstanding. According to the Company Proxy Statement, there are no other securities of the Company outstanding and entitled to vote at the 2025 Annual Meeting.

How do proxies work?

A proxy is your legal designation of another person to vote the shares you own. Lynx1 is asking you to appoint Weston Nichols and Nathali Partyka Zamora, and each of them, as your proxy holders to vote your shares of Common Stock at the 2025 Annual Meeting. You make this appointment by voting the enclosed BLUE universal proxy card or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holders to vote your shares at the 2025 Annual Meeting, according to the directions you provide. You may vote for both, one or none of our director candidates. Whether or not you are able to attend the 2025 Annual Meeting, you are urged to vote “FOR” the election of the Lynx1 Nominees and in accordance with our recommendations on the other proposals by following the instructions on the enclosed BLUE universal proxy card. All valid proxies received prior to the 2025 Annual Meeting will be voted.

How will shares be voted by the BLUE universal proxy card?

If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification and direction. If you return a signed BLUE universal proxy card and no direction is given for one or more of the proposals, then the BLUE universal proxy card will be voted “FOR” the election of the Lynx1 Nominees, “FOR” the ratification of the appointment of Wolf & Company, “AGAINST” the advisory approval of executive compensation and “1 YEAR” on the advisory vote on the frequency of future advisory votes on executive compensation, to the extent no direction is given for such proposal(s).

How does a universal proxy card work?

Lynx1 and the Company will each be using a universal proxy card for voting on the election of directors at the 2025 Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders are permitted to vote for fewer than two nominees or for any combination (up to two total) of the Company’s nominees and the Lynx1 Nominees on the enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

IF YOU MARK FEWER THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE LYNX1 NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

What is the difference between holding shares as a stockholder of record/registered stockholder and as a beneficial owner of shares?

If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, you are considered a “stockholder of record” or a “registered stockholder” of those shares. If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in “street name”. In that case, you will receive the Company’s proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.

How do you attend the 2025 Annual Meeting?

The 2025 Annual Meeting is scheduled to be held in a virtual-only format on December 12, 2025, at such time and place to be determined by the Company.

In order to attend the virtual meeting, stockholders will need to pre-register using such web link to be provided by the Company by December 11, 2025. Once pre-registered, stockholders as of the Purported Record Date will be able to attend the virtual 2025 Annual Meeting using such web link to be provided by the Company, where you will be able to listen to the meeting live, submit questions and vote. To participate in the virtual meeting, you will need your unique control number included in your Notice of Annual Meeting of Stockholders, on your proxy card or on the voting instruction form that accompanied your proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and gain access to the meeting.

Please see the Company Proxy Statement for additional instructions on how to attend the 2025 Annual Meeting.

What is the quorum requirement for the 2025 Annual Meeting?

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence, in person (online) or represented by proxy, of the holders of one-third of the shares of outstanding Common Stock on the Purported Record Date will constitute a quorum at the 2025 Annual Meeting. Shares that abstain from voting or withhold authority on any proposal or that are represented by broker non-votes (as discussed below), will be treated as shares of Common Stock that are present at the 2025 Annual Meeting for purposes of determining whether a quorum is present.

What is the effect of an “ABSTAIN” or a “WITHHOLD” vote?

Abstentions and withhold votes are considered to be present and entitled to vote with respect to each relevant proposal but are not considered “votes cast” on the proposals. The Company has disclosed that for each of the other proposals (Proposal Nos. 2, 3 and 4), abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes “AGAINST” the proposal.

What is a broker non-vote?

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a stockholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholder meeting. Under the rules governing brokers’ discretionary authority, if a stockholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such stockholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the 2025 Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the 2025 Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. Because the 2025 Annual Meeting is the subject of a contested solicitation, all proposals at the 2025 Annual Meeting are considered “non-routine” and, as such, broker non-votes, if any, will have no effect on any of the proposals. A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

What vote is required to approve the proposals?

Approval of the proposals requires the following stockholder votes:

•

Election of Directors – According to the Company’s Bylaws (the “Bylaws”), directors shall be elected by a plurality of the votes cast “at any meeting of stockholders at which directors are to be elected”. Accordingly, the two director nominees receiving the highest number of “FOR” votes will be elected as directors. Votes withheld and broker non-votes, if any, will have no effect on the outcome of this proposal.

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Ratification of Appointment of Wolf & Company – According to the Company Proxy Statement, the affirmative vote by holders of a majority of the shares present, in person or represented by proxy, and entitled to vote at the 2025 Annual Meeting is required to ratify the appointment of Wolf & Company. Abstentions will have the same effect as a vote “AGAINST”. Broker non-votes, if any, will have no effect on the outcome of this proposal.

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Advisory Approval of Executive Compensation – According to the Company Proxy Statement, the affirmative vote by holders of a majority of the shares present, in person or represented by proxy, and entitled to vote at the 2025 Annual Meeting is required to approve the advisory vote on the Company’s executive compensation. Abstentions will have the same effect as a vote “AGAINST”. Broker non-votes, if any, will have no effect on the outcome of this proposal.

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Advisory Approval of Frequency of Future Advisory Votes on Executive Compensation – According to the Company Proxy Statement, although the vote is non-binding, assuming that a quorum is present, the option (one year, two years or three years) receiving the greatest number of votes will be considered the frequency recommendation by stockholders. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Under applicable Delaware law, none of the holders of Common Stock are entitled to appraisal rights in connection with any matter to be acted on at the 2025 Annual Meeting. If you sign and submit your BLUE universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Lynx1’s recommendations specified therein and in accordance with the discretion of the persons named on the BLUE universal proxy card with respect to any other matters that may be voted upon at the 2025 Annual Meeting.

What should you do in order to vote for the proposals?

Your vote is important, no matter how many shares of Common Stock you own. We urge you to vote “FOR” the election of the Lynx1 Nominees, and in accordance with Lynx1’s recommendations on the other proposals on the agenda for the 2025 Annual Meeting by following the instructions on the enclosed BLUE universal proxy card.

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If your shares of Common Stock are registered in your own name, please vote (i) through the Internet by following the instructions on the enclosed BLUE universal proxy card; (ii) by telephone by calling (877) 629-6356; or (iii) by signing and dating the enclosed BLUE universal proxy card and returning it to Lynx1, c/o Okapi Partners, in the enclosed postage-paid envelope today.

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If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, in order to vote your shares in person virtually at the 2025 Annual Meeting you may need to obtain a legal proxy from the broker or bank giving you the right to vote the shares.

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Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

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You may vote your shares virtually at the 2025 Annual Meeting. Even if you plan to attend the 2025 Annual Meeting virtually, we recommend that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the 2025 Annual Meeting.

Only your latest dated proxy card will count. Because Lynx1 is using a universal proxy card containing all of the Lynx1 Nominees, as well as the Company nominees, there is no need to use any other proxy card regardless of how you propose to vote. Lynx1 strongly urges you not to sign or return any proxy card or voting instruction forms that you may receive from the Company. If you vote the white management proxy card, it will revoke any proxy card you may have previously sent to us, so please make certain that the latest dated proxy card you vote is the BLUE universal proxy card.

What does it mean if you receive more than one BLUE universal proxy card or set of proxy materials on or about the same time?

It generally means that you hold shares registered in more than one account. In order to vote all of your shares, please sign, date and return each BLUE universal proxy card or, if you vote via the Internet or telephone, vote once for each BLUE universal proxy card you receive.

We will conduct multiple mailings prior to the 2025 Annual Meeting to ensure that stockholders have the latest proxy materials to vote. We will send you a new BLUE universal proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every BLUE universal proxy card you receive to ensure that all of your shares are voted. The latest dated proxy you submit will be counted, and, if you wish to vote as we recommended, then you should only submit BLUE universal proxy cards.

WE STRONGLY URGE YOU NOT TO SIGN OR RETURN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY. Voting to “WITHHOLD” with respect to any of the Company’s nominees on a white proxy card sent to you by the Company is not the same as voting “FOR” the Lynx1 Nominees. If you vote to “WITHHOLD” with respect to any of the Company’s nominees on its white proxy card but do not vote “FOR” one or more of the Lynx1 Nominees on the same proxy card, then your vote will not be counted as a vote for any of the Lynx1 Nominees for which you did not vote “FOR” on that proxy card and will result in the revocation of any previous vote you may have cast on any BLUE universal proxy card you may have previously submitted. To support the Lynx1 Nominees, you should vote “FOR” the Lynx1 Nominees on the BLUE universal proxy card and disregard, and not return, any white proxy card sent to you by the Company. If you have previously submitted a white proxy card sent to you by the Company, you can revoke it and vote “FOR” the Lynx1 Nominees by signing, dating and returning the enclosed BLUE universal proxy card in the postage-paid envelop provided, or by following the instructions on the BLUE universal proxy card to vote via the Internet or by telephone. Only the latest-dated validly executed proxy that you submit will be counted, and any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting. If you attend and validly vote at the 2025 Annual Meeting, your proxy will not be used.

How do I revoke a proxy?

Stockholders of the Company may revoke their proxies at any time prior to exercise by sending written notice of revocation of your proxy to Lynx1, c/o Okapi Partners, at the address set forth on the back cover of this Proxy Statement or to the Company’s Corporate Secretary at the Company’s principal executive office at 100 Summit Drive, Burlington, Massachusetts 01803. If you hold Common Stock in street name, you may revoke any voting instructions by contacting the bank, brokerage firm or other nominee holding the shares. Stockholders may also attend the 2025 Annual Meeting and vote online during the meeting, which will replace any previous votes (although attendance at the 2025 Annual Meeting virtually, without voting, will not in and of itself constitute revocation of a proxy). The delivery of a subsequently dated proxy which is properly completed will also constitute a revocation of any earlier proxy. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Lynx1, c/o Okapi Partners, at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received. Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies.

Who is paying for the solicitation?

We will pay for the entire cost of the solicitation. Except as described in this Proxy Statement, none of our employees will be employed to solicit proxies. However, in the course of their regular duties, administrative employees may be asked to perform clerical or ministerial tasks in furtherance of our solicitation of proxies. In addition to these proxy materials, our employees may solicit proxies on behalf of Lynx1 in person, by telephone or by other means of communication. Employees will not be paid any additional compensation for soliciting proxies. To aid in the solicitation of proxies and related advisory services, we have retained Okapi Partners for a fee of approximately $175,000, plus reimbursement of expenses and additional costs to be determined. We may incur additional fees if we request additional services. Okapi Partners estimates that approximately 30 of its employees will assist in our proxy solicitation. We will request brokers, banks or other nominees in whose names shares of Common Stock are registered to furnish to the beneficial holders this Proxy Statement and the enclosed BLUE universal proxy card and any other materials related to the 2025 Annual Meeting, and, upon request, we will reimburse such brokers, banks and other nominees for their out-of-pocket and reasonable expenses in connection therewith. Our expenses in connection with our solicitation of proxies are expected to aggregate to approximately $1.5 million, of which approximately $500,000 has been incurred as of the date of this Proxy Statement.

What happens if the 2025 Annual Meeting is adjourned?

Unless a new record date is fixed, your proxy will still be valid and may be used to vote your shares of Common Stock at the adjourned 2025 Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

Who will count the votes?

We expect that the Company will appoint an independent inspector of election to count the votes at the 2025 Annual Meeting.

How will I know the voting results?

We expect that voting results will be tabulated and certified by the inspector of elections appointed for the 2025 Annual Meeting. Pursuant to the Exchange Act, the Company must file the final results with the SEC in a Current Report on Form 8-K within four business days of the 2025 Annual Meeting.

Whom should I call if I have any questions about the solicitation?

Okapi Partners is assisting Lynx1 with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Stockholders and All Others Call Toll-Free: (877) 629-6356

E-mail: info@okapipartners.com

Your vote is important, no matter how many shares of Common Stock you own. We urge you to vote “FOR” the election of the Lynx1 Nominees and in accordance with Lynx1’s recommendations on the other proposals on the agenda for the 2025 Annual Meeting by following the instructions on the enclosed BLUE universal proxy card.

BACKGROUND TO THE SOLICITATION

History of the Company and Relevant Assets

On October 17, 2022, Bionomics Limited (“Bionomics”) completed its Phase 2 PREVAIL trial of its lead product candidate, BNC210 (“BNC210”), for the acute treatment of social anxiety disorder (“SAD”).

In December 2022, Bionomics provided a topline data readout of the Phase 2 PREVAIL trial, which indicated that PREVAIL narrowly missed its primary endpoint.

On October 16, 2023, Bionomics announced a positive outcome in its End-of-Phase 2 meeting with the U.S. Food and Drug Administration in September 2023, which enabled Bionomics to advance into Phase 3 clinical trials.

On July 18, 2024, Bionomics announced the initiation of its Phase 3 AFFIRM-1 trial evaluating the safety and efficacy of BNC210 for acute treatment of SAD.

On October 1, 2024, Bionomics announced its intention to redomicile from Australia to the United States via a proposed scheme of arrangement between Bionomics and its stockholders (the “Scheme”). Following consummation of the Scheme, Neuphoria Therapeutics Inc. (“Neuphoria” or the “Company”) became the immediate parent company and successor issuer to Bionomics.

On December 23, 2024, the Scheme was consummated, with shares of common stock of Neuphoria (“Common Stock”) trading at a closing price of $6.63.

On July 18, 2025, Neuphoria received a deficiency notice from Nasdaq indicating that the Company was not in compliance as a result of the Company’s failure to hold an annual meeting of stockholders within 12 months of the end of the Company’s fiscal year ended June 30, 2024.

Failure of AFFIRM-1 Phase 3 Clinical Trial

On October 20, 2025, the closing price of the Common Stock was $15.40.

After market close on October 20, 2025, Neuphoria issued a press release announcing that its AFFIRM-1 Phase 3 clinical trial did not meet its primary endpoint. Neuphoria announced that it would discontinue further development of its SAD program and would conduct a full strategic review of its operations and portfolio and provide an update by the end of the year.

On October 21, 2025, the closing price of the Common Stock was $4.85.

Lynx1’s Engagement with Neuphoria

On January 18, 2023, Lynx1 Master Fund LP (“Lynx1”) made an initial acquisition of American Depositary Shares of Bionomics.

Between January 2023 and October 2025, Lynx1 engaged with the Company’s representatives numerous times with respect to the Company’s business operations and strategy, development pipeline and future plans.

On September 29, 2025, the Company filed an annual report on Form 10-K (“10-K Filing”), which disclosed that 2,357,613 shares of Common Stock were outstanding as of September 29, 2025.

On October 23, 2025, Lynx1 filed a Schedule 13D (“13D Filing”), disclosing beneficial ownership of 875,328 shares of the Common Stock.

On October 27, 2025, the Company filed a prospectus on Form 424B5, which disclosed that 3,287,681 “non-affiliate” shares of Common Stock were outstanding.

Also on October 27, 2025, Neuphoria announced it had adopted a limited duration stockholder rights plan to impose a penalty upon any person or group that acquires beneficial ownership of 15% or more of the outstanding shares of the Common Stock without approval of the board of directors of the Company (the “Board”).

On October 30, 2025, the Company publicly announced, through the filing of its definitive proxy statement, that its 2025 annual meeting of stockholders (including any adjournment, postponement, continuation or rescheduling thereof, the “2025 Annual Meeting”) was scheduled to take place on December 9, 2025. The Company also announced that the Board had fixed the close of business on October 15, 2025, as the record date for the 2025 Annual Meeting (the “Purported Record Date”). While the Company has asserted that October 15, 2025 is the record date for the 2025 Annual Meeting, Lynx1 believes that the Purported Record Date was not set in compliance with applicable law and a new record date should be established.

On November 8, 2025, Weston Nichols, the sole member of Lynx1 Capital Management GP LLC, which is the general partner of Lynx1 Capital Management LP, which is, in turn, the investment manager of Lynx1, had a telephone call with representatives of the Company, including Spyros Papapetropoulos, the Company’s Chief Executive Officer, regarding potential strategic opportunities for the Company and Lynx1’s potential nomination of directors to the Board.

Also on November 8, 2025, following an email introduction by Mr. Papapetropoulos, Mr. Nichols sent an email to Miles Davies, one of the Company’s non-employee directors, for a discussion about potential opportunities for Neuphoria. Mr. Davies did not respond.

On November 9, 2025, Lynx1 delivered a nomination notice (the “Nomination Notice”) to the Secretary of the Company at its principal business address of the Company in accordance with the Company’s bylaws, adopted as of August 2, 2024. Pursuant to the Nomination Notice, Lynx1 notified Neuphoria of its intention to nominate two independent candidates, Stephen Doberstein and Kimberly Smith, for election to the Board as Class I directors at the 2025 Annual Meeting.

On November 10, 2025, Mr. Nichols sent a second email to Mr. Davies for a discussion with the Board on how to help maximize the value of the Company. Again, Mr. Davies did not respond.

Also on November 10, 2025, Lynx1 delivered a non-binding indication of interest letter (the “Initial Proposal”) to the Board, expressing its interest in acquiring Neuphoria at a purchase price of $5.20 per share (representing a premium of approximately 27% over the closing price of the Common Stock as of November 7, 2025) in an all-cash transaction. In conjunction with the Initial Proposal, Mr. Nichols, on behalf of Lynx1, also expressed via telephone call to Mr. Papapetropoulos, a willingness to explore other potential transactions to maximize the remaining value of Neuphoria stock to all stockholders, including a possible sale of select assets or a possible reverse merger or other business combination, and minimize dilution and cash burn going forward.

Also on November 10, 2025, Lynx1 amended its 13D Filing to reflect its submission of the Nomination Notice and the Initial Proposal.

On November 11, 2025, the Company issued a press release announcing its initiation of a review of strategic alternatives to advance the Company’s pipeline programs. The Company stated that it had engaged H.C. Wainwright & Co. (“H.C. Wainwright”) as financial advisor. The press release also revised the date of the 2025 Annual Meeting to December 12, 2025.

Also on November 11, 2025, Mr. Papapetropoulos confirmed in an email to Mr. Nichols receipt of the Initial Proposal.

On November 12, 2025, the Company filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”).

On November 13, 2025, representatives of Lynx1, including Mr. Nichols, met telephonically with representatives of H.C. Wainwright to discuss the Initial Proposal, including the process and timing of a potential reverse merger or other business combination, and what other options might be most attractive to all stockholders of Neuphoria.

On November 14, 2025, the Company filed a quarterly report on Form 10-Q, which disclosed that 5,377,329 shares of Common Stock were outstanding as of November 13, 2025. This share count represents an increase of 3,019,716 shares of Common Stock, or approximately 128%, from the date of the Company’s 10-K Filing on September 29, 2025. We believe a significant number of these shares were issued at prices below the Company’s cash per share.

Also on November 14, 2025, Lynx1 filed its preliminary proxy statement with the SEC.

Also on November 14, 2025, Lynx1 delivered a demand for inspection of books and records pursuant to Section 220 of the Delaware General Corporation Law (a “Section 220 Demand”) to the Company, requesting, customary information, including, among other things, a list of the holders of the Company’s outstanding shares.

On November 16, 2025, Mr. Nichols sent a third email to Mr. Davies requesting a discussion with the Board. Again, Mr. Davies did not respond.

On November 18, 2025, Lynx1 delivered a letter (the “Withdrawal Letter”) to the Company withdrawing the Initial Proposal in light of the Company’s share-issuance spree under its at-the-market offering program (over three million shares issued since October 20, 2025).

Also on November 18, 2025, Lynx1 amended its 13D Filing to reflect its submission of the Withdrawal Letter.

On November 21, 2025, H.C. Wainwright, acting as the Company’s financial advisor, sent Lynx1 a non-disclosure agreement (“NDA”) in connection with the Company’s strategic review process, purportedly to enable the Company to provide certain confidential information regarding a potential negotiated business combination transaction. The NDA included a broad standstill provision that would have prohibited Lynx1, for a two-year period, from acquiring additional securities, proposing or engaging in any merger or other extraordinary transaction, soliciting proxies or consents, forming a group with other stockholders, communicating or coordinating with other stockholders, seeking to influence management or the Board or pursuing any action to change or advise the governance, strategy or affairs of the Company—including nominating directors for election at the 2025 Annual Meeting—unless specifically invited to do so in writing by the Board.

Also on November 21, 2025, Lynx1 delivered a second Section 220 Demand to the Company. The demand expressed serious concerns regarding potential breaches of fiduciary duty by the Board and management, including, among other things, many entrenching actions the Company has taken since the failure of the AFFIRM-1 Phase 3 clinical trial to meet its primary endpoint.

On November 22, 2025, counsel for Lynx1 delivered a letter to counsel for the Company asserting that the Purported Record Date was not set in compliance with applicable law and demanded that a new record date be established.

On November 24, 2025, Lynx1 filed this definitive proxy statement with the SEC.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

We are seeking your support at the 2025 Annual Meeting to elect the Lynx1 Nominees in opposition to the Company’s director nominees. The Company has a classified Board structure, with the Company’s five current directors divided into three classes. The directors in each class are elected for terms of three years so that the term of office of one class of directors expires at each annual meeting of stockholders beginning in 2025. The Board currently consists of two Class I directors with terms expiring at the 2025 Annual Meeting, one Class II director with a term expiring at the Company’s annual meeting of stockholders in 2026 and two Class III directors with terms expiring at the Company’s annual meeting of stockholders in 2027.

This Proxy Statement is soliciting proxies to elect the two Lynx1 Nominees as Class I directors, who, if elected, would have terms expiring at the Company’s annual meeting of stockholders in 2028. Your vote to elect a number of Lynx1 Nominees will have the legal effect of replacing the same number of incumbent directors. If elected, the Lynx1 Nominees, subject to their fiduciary duties as directors, will seek to work constructively with the other members of the Board to enhance stockholder value. However, the Lynx1 Nominees will constitute a minority of the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary at Neuphoria. There is no assurance that either of the Company’s nominees will serve as directors if one, but not both, of the Lynx1 Nominees is elected. You should refer to the Company Proxy Statement for the names, background, qualifications and other information concerning the Company’s nominees.

Lynx1’s Nomination Notice provided the required notice to the Company in accordance with the notice requirements of the federal “universal proxy rules” promulgated under Rule 14a-19(b), and in satisfaction of Rule 14a-19(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Nomination Notice was postmarked and transmitted electronically to the Company at its principal executive office on the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting was first made by the Company. The Nomination Notice included, among other things, the names of the Lynx1 Nominees, who constitute all nominees for whom Lynx1 intends to solicit proxies. Lynx1 reserved the right to solicit proxies for any of the Company’s nominees in addition to any Lynx1 Nominee. Lynx1 intends to solicit the holders of shares of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote at the election of directors at the 2025 Annual Meeting in support of director nominees other than the Company’s nominees.

THE LYNX1 NOMINEES

Set forth below are the names, ages, business addresses, present principal occupation, and employment and material occupations, positions, offices and experiences for the past five years of the Lynx1 Nominees, and certain other information furnished to Lynx1 by the Lynx1 Nominees. The specific experience, qualifications, attributes or skills that led to Lynx1’s conclusion that the Lynx1 Nominees should serve as directors of the Company are set forth below.

Stephen Doberstein Age: 66

Stephen Doberstein, PhD currently serves as a consultant to biotechnology companies ranging from start-ups and investment funds to established pharmaceutical companies at Kahiliholo Consulting LLC (“Kahiliholo”), a professional services firm, and has served in this position since January 2020. Prior to his role at Kahiliholo, Dr. Doberstein served as Chief Scientific Officer and Chief Research & Development Officer at Nektar Therapeutics Corp. (Nasdaq: NKTR), a biotechnology company focused on developing novel medicines to redefine treatment paradigms for autoimmune and inflammatory conditions, beginning in 2010. Dr. Doberstein also previously held senior leadership roles at XOMA Corporation, a clinical stage biotechnology company focused on the discovery and development of therapeutic antibodies, Five Prime Therapeutics Inc. (Nasdaq: FPRX), a clinical stage biotechnology company acquired by Amgen Inc. (Nasdaq: AMGN), a global biotechnology company that discovers, manufactures, and delivers therapeutics for serious illnesses, in 2021, and Xencor Inc. (Nasdaq: XNCR), a clinical stage biotechnology company that develops and engineers antibody-based drugs for the treatment of cancer and other diseases. Since May 2022, Dr. Doberstein has served on the board of directors of Forte Biosciences Inc (Nasdaq: FBRX), a clinical stage biopharmaceutical company focused on addressing autoimmune and autoimmune-related conditions. Dr. Doberstein also serves on the board of directors of Invea Therapeutics Inc., a private biotechnology company advancing treatment of immune-mediated and inflammatory diseases, and PARMedics Inc., a private biotechnology company focused on the treatment of chronic pain and inflammatory disease. Dr. Doberstein also previously served on the board of Dicerna Pharmaceuticals (Nasdaq: DRNA), a biopharmaceutical company focused on developing RNA interference therapies for genetic and other diseases, until its acquisition by Novo Nordisk A/S, a global healthcare company specializing in the research, development, and manufacturing of pharmaceutical medications, in 2021. Dr. Doberstein earned his B.S. in Chemical Engineering from the University of Delaware and his PhD in Molecular and Cell Biology and Biophysics from the Johns Hopkins University School of Medicine.

We believe that Dr. Doberstein’s expertise in biotechnology and biopharmaceutical companies across the preclinical, clinical and approved product candidate life cycle, coupled with his public company board experience, make him well qualified to serve on the Board.

Kimberly Smith Age: 42

Kimberly Smith currently serves as founder and Chief Investment Officer of Ausangate Capital Fund, LP, a variable-net biotechnology-focused hedge fund, and has served in this role since March 2023. From August 2019 to March 2023, Ms. Smith held positions at Putnam Investments, LLC, a global asset management firm (which was acquired by Franklin Resources, Inc. (NYSE: BEN), a global investment management organization operating as Franklin Templeton, in January 2024). Prior to August 2019, Ms. Smith held positions at Surveyor Capital, Ltd., a fundamental equities strategy fund and affiliate of Citadel LLC, a multinational hedge fund and financial services company. Ms. Smith has twenty years of experience in various healthcare research and investment roles, primarily focused on biotechnology. Outside of her investment experience, Ms. Smith also serves on the external advisory committee of Sylvester Comprehensive Cancer Center, a National Cancer Institute-designated cancer center serving as the hub for cancer-related research, diagnosis and treatment in the University of Miami Health System, and as chair of the Wyoming Bioscience Alliance, Inc., a statewide network providing resources to professionals working across the life sciences and biotechnology industries.

We believe that Ms. Smith’s considerable biotechnology industry experience coupled with her financial, investment and strategic expertise, make her well qualified to serve on the Board.

Each of the Lynx1 Nominees is a citizen of the United States.

The principal business address of Dr. Doberstein is 129 Elsie Street, San Francisco, California 94110. The principal business address of Kahiliholo Consulting LLC is 129 Elsie Street, San Francisco, California 94110. The principal business address of Ms. Smith is 1580 Michigan Avenue, Suite 700, #1001, Miami Beach, Florida 33139. The principal business address of Ausangate Capital Fund, LP is 1580 Michigan Avenue, Suite 700, #1001, Miami Beach, Florida 33139.

As of the date hereof, none of the Lynx1 Nominees beneficially owns any securities of the Company and none of the Lynx1 Nominees has entered into any transactions in securities of the Company during the past two years. For additional information regarding purchases and sales of securities of the Company during the past two years by the Participants (as defined below), please see SCHEDULE I attached hereto.

As of the date hereof, none of the Lynx1 Nominees may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act. Each Lynx1 Nominee disclaims beneficial ownership of the shares of Common Stock that he or she does not directly own.

Each of the Lynx1 Nominees has consented to being named as a nominee of Lynx1 in any proxy statement relating to the 2025 Annual Meeting and serving as a director of the Company if elected.

Lynx1 believes that each Lynx1 Nominee presently is, and if elected as a director of the Company, would be, an “independent director” within the meaning of (i) the applicable listing standards of Nasdaq applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. Notwithstanding the foregoing, Lynx1 acknowledges that no director of a Nasdaq-listed company qualifies as “independent” under the Nasdaq listing standards unless the board of directors of such company affirmatively determines that such director is independent under such standards. Accordingly, Lynx1 acknowledges that if any Lynx1 Nominee is elected, the determination of the Lynx1 Nominee’s independence under the Nasdaq listing standards ultimately rests with the judgment and discretion of the Board. No Lynx1 Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

For additional information regarding the Lynx1 Nominees in their capacity as Participants (as defined below) hereunder, please see the section herein entitled “ADDITIONAL PARTICIPANT INFORMATION.”

There are no agreements, arrangements or understandings between Lynx1 and the Lynx1 Nominees or any other person or persons pursuant to which the nominations described herein are to be made. None of the Lynx1 Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

We do not expect that any of the Lynx1 Nominees will be unable to stand for election, but, in the event any Lynx1 Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws or applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Lynx1 Nominee, to the extent this is not prohibited under the Bylaws or applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent that is not prohibited under the Company’s organizational documents or applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors that may be elected to the Board at the 2025 Annual Meeting.

Lynx1 and the Company will each be using a universal proxy card for voting on the election of directors at the 2025 Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders are permitted to vote for fewer than two nominees or for any combination (up to two total) of the Company’s nominees and the Lynx1 Nominees on the enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

IF YOU MARK FEWER THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE LYNX1 NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

While we currently intend to vote all of the Lynx1 Group Shares in favor of the election of the Lynx1 Nominees, we reserve the right to vote some or all of the Lynx1 Group Shares as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Lynx1 Group Shares in a different manner than what we are otherwise recommending in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Lynx1 Nominees would be elected at the 2025 Annual Meeting and that by voting the Lynx1 Group Shares in a different manner, we could help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand that all shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted at the 2025 Annual Meeting as marked.

Each of the directors will be elected by a plurality of the votes cast. Votes withheld and broker non-votes, if any, will have no effect on the outcome of this proposal.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF ALL OF THE LYNX1 NOMINEES ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD

PROPOSAL NO. 2:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company Proxy Statement, in accordance with Section 14A of the Exchange Act, the Audit Committee of the Board is requesting the stockholders to ratify its selection of Wolf & Company as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

According to the Company Proxy Statement, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. If the stockholders do not ratify the selection of Wolf & Company, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and the stockholders.

According to the Company Proxy Statement, ratification of the appointment of Wolf & Company as independent registered public accounting firm for the fiscal year ending June 30, 2026, requires the affirmative vote of a majority of the shares present, in person or represented by proxy, and entitled to vote at the 2025 Annual Meeting. Abstentions will have the same effect as a vote “AGAINST”. Broker non-votes, if any, will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL

PROPOSAL NO. 3:

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company Proxy Statement, in accordance with Section 14A of the Exchange Act, the Company’s stockholders are being asked to vote on the following advisory (non-binding) resolution:

“RESOLVED, that the stockholders of Neuphoria Therapeutics Inc. advise that they approve the compensation of the named executive officers of the Company, as disclosed pursuant to the compensation disclosure rules of the SEC under Item 402 of Regulation S-K (which disclosure shall include the compensation overview, the related compensation tables and related narrative discussion and any other related material included herein).”

According to the Company Proxy Statement, this proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices with respect to its named executive officers as described in the Company Proxy Statement.

According to the Company Proxy Statement, as an advisory vote, this proposal is not binding upon the Board. However, the Board and Compensation Committee will consider the outcome of the vote in connection with their ongoing evaluation of the Company’s executive compensation program.

The affirmative vote of a majority of the shares present, in person or represented by proxy, and entitled to vote at the 2025 Annual Meeting is required to approve this proposal. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND WE INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL

PROPOSAL NO. 4:

NON-BINDING ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

As discussed in further detail in the Company Proxy Statement, in accordance with Section 14A of the Exchange Act, the Company is asking stockholders to vote on Proposal No. 4, also known as the “say-on-frequency” vote, regarding the frequency of future “say-on-pay” advisory votes on the compensation of the Company’s named executive officers, as set forth in Proposal No. 3 above and in the Company Proxy Statement. By voting with respect to this proposal, stockholders may indicate whether they would prefer the Company conduct future advisory votes on executive compensation every one year, two years or three years.

As disclosed in the Company Proxy Statement, the stockholder vote on the frequency of the advisory vote on executive compensation is non-binding, meaning that the Board and the Compensation Committee will not be obligated to take any actions or to adjust the frequency of the advisory vote on executive compensation as a result of the vote. Although the vote is non-binding, the Company has disclosed that the Board considers the results of this vote in determining how often the Company should hold advisory “say-on-pay” votes on executive compensation in the future. In that regard, the Board will consider the option that receives the greatest number of votes to reflect the preference of the Company’s stockholders.

The alternative among one year, two years or three years that receives the greatest number of votes at the 2025 Annual Meeting will be deemed to be the frequency preferred by stockholders of the Company. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES FOR “1 YEAR” ON THIS PROPOSAL.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Lynx1. Proxies may be solicited by mail, facsimile, telephone, electronic mail, in person and by advertisements. Solicitations may also be made by certain employees of Lynx1 as part of their duties in the normal course of their employment, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Lynx1 Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as nominees (other than compensation by the Company that may be received by such Lynx1 Nominees if elected to serve on the Board).

We have retained Okapi Partners for solicitation and advisory services in connection with this solicitation for which Okapi Partners will receive a fee of approximately $175,000, together with reimbursement of reasonable out-of-pocket expenses and additional costs to be determined, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. It is expected that approximately 30 people will be employed by Okapi Partners to solicit proxies from the Company’s stockholders for the 2025 Annual Meeting. Lynx1 will request that banks, brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record as of the Purported Record Date to the beneficial owners of such shares. Lynx1 will reimburse such record holders for reasonable expenses incurred in connection with doing so.

Lynx1 will pay all costs of the solicitation of proxies on behalf of itself and the other Participants (as defined below) described in this Proxy Statement for the 2025 Annual Meeting. To the extent legally permissible, Lynx1 may seek reimbursement of those costs from the Company, which may be subject to the approval of the stockholders of the Company. The expenses incurred by Lynx1 or on its behalf to date in furtherance of, or in connection with, the solicitation of proxies for the 2025 Annual Meeting is $500,000 and Lynx1 anticipates that its total expenses will be approximately $1.5 million (including, but not limited to, fees for attorneys, solicitors, and other advisors, and other costs incidental to the solicitation). The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

ADDITIONAL PARTICIPANT INFORMATION

The “Participants” in the proxy solicitation are Lynx1, Weston Nichols, Nathali Partyka Zamora, Stephen Doberstein and Kimberly Smith (each a “Participant” and, collectively, the “Participants”). Information regarding Stephen Doberstein and Kimberly Smith is disclosed elsewhere in this Proxy Statement and is incorporated into this section by reference.

The principal business of Lynx1 Capital is an investment firm, with its principal business focused on investments in U.S. public and private biotechnology companies using a long-only equity strategy with an emphasis on companies leveraging technological breakthroughs in human health. The principal business of Weston Nichols is to serve as founder and Managing Partner of Lynx1. The principal business of Nathali Partyka Zamora is to serve as Chief Compliance Officer at Lynx1 Capital.

The principal business address of each of Lynx1, Weston Nichols and Nathali Partyka Zamora is D81 Calle C, STE 301, PMB 1202, Dorado, PR 00646-2051.

As of the date hereof, Lynx1 holds 875,328 shares of Common Stock, representing approximately 16.3%3 of the issued and outstanding shares of Common Stock of Neuphoria. For information regarding transactions in securities of the Company during the past two years by the Participants, please see SCHEDULE I attached hereto.

None of the Participants is a member of a “group” with any other Participant for the purposes of Section 13(d)(3) of the Exchange Act.

Except as otherwise set forth in this Proxy Statement (including the Schedules attached hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the 2025 Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

[3]	Based on 5,377,329 shares of Common Stock outstanding as disclosed in the Company’s quarterly report on Form 10-Q, filed with the SEC on November 14, 2025.

OTHER MATTERS AND CERTAIN ADDITIONAL INFORMATION

Lynx1 is unaware of any other matters to be considered at the 2025 Annual Meeting. However, should other matters, which Lynx1 is not aware of a reasonable time before this solicitation, be brought before the 2025 Annual Meeting, the persons named as proxies on the enclosed BLUE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Lynx1 will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Okapi Partners, at the following address or telephone number: 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, or call toll-free at (877) 629-6356. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and telephone number.

The information concerning the Company and the proposals in the Company Proxy Statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Lynx1.

This Proxy Statement is dated November 24, 2025. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS INCLUDED IN THE COMPANY PROXY STATEMENT AND IS EXPECTED TO BE INCLUDED IN THE COMPANY’S DEFINITIVE PROXY STATEMENT RELATING TO THE 2025 ANNUAL MEETING (WHICH HAS NOT YET BEEN FILED) (THE “DEFINITIVE COMPANY PROXY STATEMENT”) BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, INFORMATION REGARDING STOCKHOLDER PROPOSALS TO BE BROUGHT AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY PROXY STATEMENT AND THE DEFINITIVE COMPANY PROXY STATEMENT (ONCE FILED) FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY PROXY STATEMENT, THE DEFINITIVE COMPANY PROXY STATEMENT (ONCE FILED) AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

PLEASE SEE SCHEDULE II ATTACHED HERETO FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many shares of Common Stock you own, please vote “FOR” the election of the Lynx1 Nominees and in accordance with Lynx1’s recommendations on the other proposals by following the instructions on the enclosed BLUE universal proxy card.

November 24, 2025

LYNX1 MASTER FUND LP

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY

DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale
LYNX1 MASTER FUND LP
Purchase of Common Stock	869,982	10/21/2025
Purchase of Common Stock	3,366	10/20/2025
Sale of Common Stock	(3,363)	09/24/2025
Sale of Common Stock	(6,335)	09/23/2025
Sale of Common Stock	(20,551)	09/23/2025
Sale of Common Stock	(1,841)	09/22/2025
Sale of Common Stock	(7,950)	09/19/2025
Sale of Common Stock	(900)	09/18/2025
Sale of Common Stock	(1,000)	09/17/2025
Sale of Common Stock	(1,926)	08/27/2025
Sale of Common Stock	(50,000)	07/18/2024
Sale of Common Stock	(50,000)	06/13/2024
Sale of Common Stock	(9,700)	06/05/2024
Sale of Common Stock	(5,520)	06/04/2024
Sale of Common Stock	(1,959)	06/03/2024
Sale of Common Stock	(147,615)	05/31/2024
Sale of Common Stock	(4,793)	02/07/2024
Sale of Common Stock	(5,045)	02/06/2024
Sale of Common Stock	(14,300)	12/19/2023
Sale of Common Stock	(17,563)	12/18/2023
Sale of Common Stock	(3,697)	11/30/2023

I-1

SCHEDULE II

The following table is reprinted from the Company Proxy Statement. It sets forth information regarding beneficial ownership of the Company’s Common Stock as of September 29, 2025, together with the percentage of outstanding shares of Common Stock represented thereby based on the number of shares of Common Stock outstanding as of that same date. Except as otherwise noted below, the address for each person or entity listed in the table is Neuphoria Therapeutics Inc., 100 Summit Drive, Burlington, Massachusetts 01803. Lynx1 notes that the “Greater than 5% Holders” information does not reflect beneficial ownership by Lynx1, who acquired a greater than 5% stake following September 29, 2025.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	%
Greater than 5% Holders
Robert & Eleanor Lipyanek, JT TEN	173,723	7.4%
Directors and Named Executive Officers
Spyridon “Spyros” Papapetropoulos, M.D., PhD(1)	35,002	*
Tim Cunningham	—	—
Alan Fisher(2)	92	*
Miles Davies(3)	126	*
Jane Ryan, PhD(4)	460	*
David Wilson(5)	209	*
All executive officers and directors as a group	35,889	1.5%

*	Represents beneficial ownership of less than 1%.
(1)

Includes (i) 9,888 shares, and (ii) 25,114 shares that Dr. Papapetropoulos has the right to acquire pursuant to options that are exercisable as of June 29, 2025, or will become exercisable within 60 days of such date.

(2)	Represents shares that Mr. Fisher has the right to acquire pursuant to options that are exercisable as of June 29, 2025, or will become exercisable within 60 days of such date.
(3)	Represents shares held by Mr. Davies as of June 29, 2025.
(4)

Includes (i) 230 shares, and (ii) 230 shares that Dr. Ryan has the right to acquire pursuant to options that are exercisable as of June 29, 2025, or will become exercisable within 60 days of such date.

(5)

Includes (i) 117 shares, and (ii) 92 shares that Mr. Wilson has the right to acquire pursuant to options that are exercisable as of June 29, 2025, or will become exercisable within 60 days of such date.

II-1

IMPORTANT

Your vote is important. No matter how many shares of Common Stock you own, please vote “FOR” the election of the Lynx1 Nominees and in accordance with Lynx1’s recommendations on the other proposals on the agenda for the 2025 Annual Meeting on the enclosed BLUE universal proxy card—by Internet, by telephone or by signing, dating and returning on the enclosed BLUE universal proxy card. Please refer to the enclosed BLUE universal proxy card for instructions on how to vote.

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Stockholders and All Others Call Toll-Free: (877) 629-6356

E-mail: info@okapipartners.com

BLUE UNIVERSAL PROXY CARD

NEUPHORIA THERAPEUTICS INC.

2025 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF LYNX1 MASTER FUND LP AND THE OTHER

PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF NEUPHORIA THERAPEUTICS INC.

IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned hereby appoints Weston Nichols and Nathali Partyka Zamora, and each of them, as attorneys and agents with full power of substitution to vote all shares of common stock of Neuphoria Therapeutics Inc., a Delaware corporation (“Neuphoria” or the “Company”), which the undersigned would be entitled to vote if personally present at the 2025 annual meeting of stockholders of the Company scheduled to be held virtually on December 12, 2025, at such time and place to be determined by the Company (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “2025 Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the 2025 Annual Meeting that are unknown to Lynx1 Master Fund LP (together with its affiliated funds, “Lynx1”) and the other participants to this solicitation a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. TO THE EXTENT NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE LYNX1 NOMINEES SPECIFIED IN PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, “AGAINST” PROPOSAL NO. 3 AND “1 YEAR” ON THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION IN PROPOSAL NO. 4.

This proxy will be valid until the completion of the 2025 Annual Meeting. This proxy will only be valid in connection with Lynx1’s solicitation of proxies for the 2025 Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TODAY!

BLUE UNIVERSAL PROXY CARD

☒ Please mark vote as in this example

LYNX1 STRONGLY URGES STOCKHOLDERS TO VOTE “FOR” THE ELECTION OF ALL OF THE LYNX1 NOMINEES IN PROPOSAL NO. 1.

YOU MAY SUBMIT VOTES “FOR” UP TO TWO NOMINEES IN TOTAL. IMPORTANTLY, IF YOU MARK MORE THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY “FOR” THE NOMINEE YOU HAVE SO MARKED.

1.	Election of two nominees to serve as directors of the Company until the Company’s 2028 annual meeting and until their respective successors have been duly elected and qualified.

LYNX1 NOMINEES	FOR	WITHHOLD
a) Stephen Doberstein	☐	☐
b) Kimberly Smith	☐	☐

COMPANY NOMINEES
a) Peter Miles Davies	☐	☐
b) David Wilson	☐	☐

LYNX1 MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL NO. 2. AND INTENDS TO VOTE ITS SHARES “FOR” THIS PROPOSAL.

2.	The Company’s proposal to ratify the appointment of the Company’s independent registered public accounting firm, Wolf & Company P.C., for the fiscal year ending June 30, 2026.

☐ FOR	☐ AGAINST	☐ ABSTAIN

LYNX1 MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL NO. 3. AND INTENDS TO VOTE ITS SHARES “AGAINST” THIS PROPOSAL.

3.	The Company’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

LYNX1 MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL NO. 4. AND INTENDS TO VOTE ITS SHARES FOR “1 YEAR” ON THIS PROPOSAL.

4.	The Company’s proposal to approve, on a non-binding advisory basis, the frequency of an advisory vote on the compensation of the Company’s named executive officers in future years.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

BLUE UNIVERSAL PROXY CARD

DATED: ____________________________

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.